Exhibit 10.28

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT
PURSUANT TO REGULATION S-K, ITEM 601(B)(10) BECAUSE IT IS BOTH
NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE
REGISTRANT IF PUBLICLY DISCLOSED.

IN ADDITION, CERTAIN PERSONALLY IDENTIFIABLE INFORMATION HAS
BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(6) OF
REGULATION S-K.

[***] INDICATES THAT INFORMATION HAS BEEN REDACTED

H2B2 Electrolysis Technologies, S.L. Calle Fortuny 19, Entreplanta izquierda 28010 Madrid Spain 670496428 | 670485232 ESB95479051	PURCHASE ORDER No. Order: 2023 - 230954 - CHS Date Order: 02/11/2023

Person Responsible:	No employee sales-dep	Code Supplier:

Delivery Address:	Carretera del Copero, número 6, nave B, módulo 2, 41700, Dos Hermanas, Seville	Ref Supplier: Corporate Name:	CHS Arquitectos S.L.

		TAX IDENTIFICATION NUMBER (N.I.F.)	[***]

Address:	Avenida de la Constitución 34 – 2º. 41001 SEVILLE

Payment method:	TRANSFER	Delivery Date: 31/12/2024	ES

Payment conditions:	60 days

Cod Article	Cod Supplier	Description	Quantity	Price U.	Disc(%)	Tax.(%)	Total
		Milestone 1 || 22 | 4846 | 230954 |		[***]	[***]		[***]
ART717		30 October 2023 – Provision of Funds P.B.	1,00			21,00%

		Milestone 2 || 22 | 4846 | 230954 |		[***]	[***]		[***]
ART717		31 December 2023 - Basic Project	1,00			21,00%

		Milestone 3 || 22 | 4846 | 230954 |		[***]	[***]		[***]
ART717		31 December 2023 - Provision of Funds P.E.	1,00			21,00%

		Milestone 4 || 22 | 4846 | 230954 |		[***]	[***]		[***]
ART717		28 February 2024 - Execution Project	1,00			21,00%

		Milestone 5 || 22 | 4846 | 230954 |		[***]	[***]		[***]
ART717		1 April 2024 - Provision of Funds D.O.	1,00			21,00%

		Milestone 6 || 22 | 4846 | 230954 |		[***]	[***]		[***]
ART717		31 December 2024 - Works Management	1,00			21,00%

Signed by SUAREZ AVILA JUAN -

Signed by HERRERO ELORDI ANTONIO JULIO

Total units: 6,00
D-TCN-001	Base Taxable:	[***]
Discount (0%):

Professional fees for H2B2 IPCEI Factory.	Tax Total	[***]

	Total:	[***]

GENERAL CONDITIONS OF PURCHASE

1.- Definition of supply

If, in the opinion of the supplier, there is any uncertainty in the subject of this order, the supplier must urgently communicate it to H2B2, which is the only one who will be able to make decisions about it.

2.- Prices

Unless otherwise specified by H2B2 in the order, packing, postage, packaging, insurance and carriage are considered to be included in the prices indicated in the order.

3.- Delivery Times

Unless otherwise indicated at a date subsequent to the order, deliveries must be made within the period specified in the order. Otherwise, H2B2 reserves the right to take action that it is entitled to, including the cancellation of the order. In the event of total or partial failure to meet any of the delivery deadlines, H2B2 shall have the right to:

-Apply a late payment penalty of 0.2% of the total order amount for each day of delay for the first four (4) weeks and of 0.4% of the total order amount for each business day of delay for the following weeks of delay, with a maximum limit of 10% of the total order amount.

-To terminate this Order with the right to an indemnity equal to that provided for in the preceding paragraph as penalty clause.

4.- Packaging, Transportation and Insurance

The goods must be properly protected and insured to avoid any damage, especially in machined, polished or fragile parts.

5.- Recognition of the merchandise

The goods will be checked by H2B2 at the place of destination and in case of non-conformity, it will be returned to the supplier at the supplier’s expense.

6.- Warranties

The Supplier warrants to H2B2 that:

-The goods supplied are free from defects, visible and hidden, in workmanship, materials and manufacturing, and are made in accordance with the specifications, drawings, samples and any other established description applicable to them - The services rendered comply with the specifications and requirements set forth in the Order.

-The goods supplied and the services rendered comply with the quality, safety and environmental requirements as required by contract and by law.

The materials covered by this order shall be guaranteed for a minimum of one year from the date of their commissioning against all manufacturing and assembly defects, if any, unless this guarantee is modified by mutual agreement in accordance with the specific conditions of the order.

7.- Billing

The Supplier may not issue the invoice until the complete delivery of the supply has been made, unless partial deliveries and billings have been agreed upon. Taking into account that H2B2 is not obliged to receive deliveries before the agreed dates, even in the event that this occurs, the Supplier is not entitled to issue invoices and those issued outside the agreed contractual terms will be rejected.

8.- Environmental Management

The Supplier shall be responsible for the development and implementation of the environmental management operations applicable to it according to the environmental legislation in force from time to time and shall assume the costs inherent to such obligation.

9.-  Safety, occupational health and safety at work and occupational risk prevention

The Supplier shall be responsible for compliance with all official or private legal provisions on Occupational Health and Safety and Occupational Risk Prevention, and shall be obliged to put them into practice.

10.- Confidentiality

All the information provided by H2B2 under these General Conditions of Purchase, or arising from or in connection with these General Conditions of Purchase, will be considered confidential.

11.- Termination

H2B2 reserves the right to terminate the Order in the cases expressly stated in these conditions, in case of default of the Supplier and in cases of insolvency, bankruptcy, suspension or judicial or amicable liquidation of the Supplier, without prejudice to the rights and actions that may correspond to it.

12.- Jurisdiction

Unless otherwise stipulated by both parties, the acceptance of this order implies, in case of litigation, the submission to the jurisdiction of the Courts of Justice of Seville.

13.- Miscellaneous

For contracts for the execution of works and/or provision of services, the contractor will have the obligation to provide H2B2 with a Certificate issued by the Tax Agency in which it is specified that the Supplier is up to date with its tax obligations.